                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [x]
                Filed by a Party other than the Registrant [  ]

                          Check the appropriate box:
                        [x] Preliminary Proxy Statement
              [  ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2)
                        [  ] Definitive Proxy Statement
                     [  ] Definitive Additional Materials
    [  ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


               STI Classic Funds and STI Classic Variable Trust
          ---------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

          _________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [x]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         1)  Title of each class of securities to which transaction applies:

             _______________________________________________________________

         2)  Aggregate number of securities to which transaction applies:

             _______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

             _______________________________________________________________

         4)  Proposed maximum aggregate value of transaction:

             _______________________________________________________________

         5)  Total fee paid:

             _______________________________________________________________

  * Set forth the amount on which the filing fee is calculated and state how it was determined.

  [  ]  Fee paid previously with preliminary materials.

  [  ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:__________________________________________
        2)  Form, Schedule or Registration Statement No.:____________________
        3)  Filing Party:____________________________________________________
        4)  Date Filed:____________________________

                               STI CLASSIC FUNDS
                                      AND
                          STI CLASSIC VARIABLE TRUST

STI Classic Funds:                            Investment Grade Tax-Exempt                 U.S. Treasury Money Market Fund
                                              Bond Fund                                   Value Income Stock Fund
                                              Life Vision Aggressive Growth Fund          Virginia Intermediate Municipal
Balanced Fund                                 Life Vision Growth and Income               Bond Fund
Capital Appreciation Fund                     Fund                                        Virginia Municipal Bond Fund
Classic Institutional Cash                    Life Vision Moderate Growth Fund            Virginia Tax-Free Money Market
Management Money Market Fund                  Limited-Term Federal Mortgage               Fund
Classic Institutional U.S.                    Securities Fund
Government Securities Money                   Maryland Municipal Bond Fund
Market Fund                                   Mid-Cap Equity Fund                         STI Classic Variable Trust:
Classic Institutional U.S. Treasury           Prime Quality Money Market Fund
Securities Money Market Fund                  Short-Term Bond Fund
Core Equity Fund                              Short-Term U.S. Treasury
E-Commerce Opportunity Fund                   Securities Fund                             Capital Appreciation Fund
Florida Tax-Exempt Bond Fund                  Small Cap Growth Stock Fund                 Growth and Income Fund
Georgia Tax-Exempt Bond Fund                  Small Cap Value Equity Fund                 International Equity Fund
Growth and Income Fund                        Tax-Exempt Money Market Fund                Investment Grade Bond Fund
High Income Fund                              Tax Sensitive Growth Stock Fund             Mid-Cap Equity Fund
International Equity Fund                     U.S. Government Securities Fund             Quality Growth Stock Fund
International Equity Index Fund               U.S. Government Securities Money            Small Cap Value Equity Fund
Investment Grade Bond Fund                    Market Fund                                 Value Income Stock Fund


                                2 Oliver Street
                          Boston, Massachusetts 02109
                           ________________________

                   Notice of Special Meeting of Shareholders
                        to be held on October 27, 2000

     Notice is hereby given that a Special Meeting of Shareholders of the STI Classic Funds and STI Classic Variable Trust (each a "Trust," collectively the "Trusts") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2000 at 3:00 p.m. (the "Special Meeting"). The Special Meeting is for the purpose of considering the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:  To consider and act upon a proposal to elect members to the Board of Trustees of each Trust; and

PROPOSAL 2:  To approve the adoption of standardized investment policies by revising or eliminating certain of the Trusts' current fundamental investment policies.

     Only shareholders of the Trusts at the close of business on August 16, 2000 are entitled to notice of, and to vote at, these meetings or any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                         Mark E. Nagle

                                         /s/ Mark E. Nagle
                                         President

Dated:  September 20, 2000

                               STI CLASSIC FUNDS
                                      AND
                          STI CLASSIC VARIABLE TRUST

STI Classic Funds:                          Investment Grade Tax-Exempt                 U.S. Treasury Money Market Fund
                                            Bond Fund                                   Value Income Stock Fund
                                            Life Vision Aggressive Growth Fund          Virginia Intermediate Municipal
Balanced Fund                               Life Vision Growth and Income               Bond Fund
Capital Appreciation Fund                   Fund                                        Virginia Municipal Bond Fund
Classic Institutional Cash                  Life Vision Moderate Growth Fund            Virginia Tax-Free Money Market
Management Money Market Fund                Limited-Term Federal Mortgage               Fund
Classic Institutional U.S.                  Securities Fund
Government Securities Money                 Maryland Municipal Bond Fund
Market Fund                                 Mid-Cap Equity Fund                         STI Classic Variable Trust:
Classic Institutional U.S. Treasury         Prime Quality Money Market Fund
Securities Money Market Fund                Short-Term Bond Fund
Core Equity Fund                            Short-Term U.S. Treasury
E-Commerce Opportunity Fund                 Securities Fund                             Capital Appreciation Fund
Florida Tax-Exempt Bond Fund                Small Cap Growth Stock Fund                 Growth and Income Fund
Georgia Tax-Exempt Bond Fund                Small Cap Value Equity Fund                 International Equity Fund
Growth and Income Fund                      Tax-Exempt Money Market Fund                Investment Grade Bond Fund
High Income Fund                            Tax Sensitive Growth Stock Fund             Mid-Cap Equity Fund
International Equity Fund                   U.S. Government Securities Fund             Quality Growth Stock Fund
International Equity Index Fund             U.S. Government Securities Money            Small Cap Value Equity Fund
Investment Grade Bond Fund                  Market Fund                                 Value Income Stock Fund

                                2 Oliver Street
                          Boston, Massachusetts 02109
                          ---------------------------

                             JOINT PROXY STATEMENT
                             ---------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               October 27, 2000

     This Joint Proxy Statement is furnished by the Boards of Trustees of STI Classic Funds and STI Classic Variable Trust (each a "Trust," and together, the "Trusts") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of each Trust to be held on Friday, October 27, 2000, at 3:00 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania. It is expected that the Notice of Special Meeting, this Joint Proxy Statement and a Proxy Card will be mailed to shareholders on or about September 20, 2000.

Summary

     At the Special Meeting, shareholders will be asked to vote on one proposal to elect a slate of Trustees to serve on the Board of Trustees of each Trust ("Proposal #1"), and one proposal to revise or eliminate certain fundamental investment policies for the Trusts ("Proposal #2," and collectively, the "Proposals").

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet allowing sufficient time for the Proxy to be received on or before 3:00 p.m., Eastern Time on Monday, October 27, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposals, the Proxy will be voted FOR the approval of the Proposals and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretaries of the Trusts, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on August 16, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On August 16, 2000, each series of the STI Classic Funds and the STI Classic Variable Trust (each a "Fund," and collectively, the "Funds") had the following shares outstanding:

                               STI Classic Funds
                               -----------------

-----------------------------------------------------------------------------------------------------------
Fund:                                                 Trust     Flex            Investor      Total Shares
                                                      Shares    Shares          Shares        Outstanding:
-----------------------------------------------------------------------------------------------------------
Balanced Fund
-----------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------
Core Equity Fund
-----------------------------------------------------------------------------------------------------------
E-Commerce Opportunity Fund
-----------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund
-----------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund
-----------------------------------------------------------------------------------------------------------
Growth and Income Fund
-----------------------------------------------------------------------------------------------------------
High Income Fund
-----------------------------------------------------------------------------------------------------------
International Equity Fund
-----------------------------------------------------------------------------------------------------------
International Equity Index Fund
-----------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund
-----------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund
-----------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund
-----------------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund
-----------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund
-----------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund
-----------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Fund:                                                 Trust     Flex            Investor      Total Shares
                                                      Shares    Shares          Shares        Outstanding:
-----------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund
-----------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
-----------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund
-----------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund
-----------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
-----------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund
-----------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
-----------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Value Income Stock Fund
-----------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Fund:                                               Institutional       Corporate           Total Shares
                                                    Shares              Trust Shares        Outstanding:
-----------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management
Money Market Fund
-----------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Money Market Fund
-----------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury
Securities Money Market Fund
-----------------------------------------------------------------------------------------------------------


                          STI Classic Variable Trust
                          --------------------------

--------------------------------------------------------------------------------------------------------
Fund:                                                                       Total Shares Outstanding:
--------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
--------------------------------------------------------------------------------------------------------
Growth and Income Fund
--------------------------------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund
--------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund
--------------------------------------------------------------------------------------------------------
Quality Growth Stock Fund
--------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund
--------------------------------------------------------------------------------------------------------
Value Income Stock Fund
--------------------------------------------------------------------------------------------------------

Expenses

     The expenses of the Special Meeting will be borne proportionately by the Funds within each Trust, based on the assets of each Fund. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts.

     Upon request, each Trust will furnish to its shareholders, without charge, a copy of its Annual Report (for STI Classic Funds, fiscal year ended May 31, 2000, and for STI Classic Variable Trust, fiscal year ended December 31, 1999). The Annual Report of either Trust may be obtained by written request to the appropriate Trust, c/o SEI Investments Distribution Co., Oaks, PA 19456 or by calling 1-800-874-4770.

     The Trusts are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act") and their shares are registered under the Securities Act of 1933.

PROPOSAL 1:     TO ELECT NEW BOARDS OF TRUSTEES OF THE TRUSTS.

     At the Special Meeting, it is proposed that five Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Thomas Gallagher, F. Wendell Gooch, Wilton Looney, James O. Robbins and Jonathan T. Walton (each a "Nominee" and collectively, the "Nominees"). If the Nominees are elected, at least 60% of the Boards' members will be disinterested persons within the contemplation of Section 10 of the 1940 Act.

     At a meeting held on August 15, 2000, the Boards of Trustees approved the nomination of Thomas Gallagher, F. Wendell Gooch, Wilton Looney, James O. Robbins and Jonathan T. Walton, each a current Trustee, to the Boards. If subsequently approved by shareholders, they will continue to serve as members of the Boards of Trustees of the Trusts.

     The Trusts' Boards of Trustees are currently made up of nine Trustees, six of whom have been elected to office by shareholder vote and three of whom have been appointed by the Boards. The Boards' retirement policy will require four of the current Trustees to retire on November 18, 2000.

     Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires the trustees of an investment company to be elected by shareholder vote. Nonetheless, the 1940 Act permits a board to fill vacancies on the board, without seeking shareholder approval, if immediately after filling vacancies at least two-thirds of the trustees have been elected. However, if at any time less than a majority of trustees have been elected by shareholders, a shareholder meeting to elect trustees must be held within 60 days.

     Upon the impending retirement of four of each Trust's current Trustees, each Board will have less than a majority of trustees who have been elected by shareholder vote. In light of the legal requirements under the 1940 Act, the Boards would at that time be required to call a shareholder meeting for the election of trustees. As a result, in anticipation of the retirement of the four Trustees, the Boards have determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee. The four retiring Trustees will continue to serve on each Board until their retirement on November 18, 2000, unless they choose to resign earlier.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

     The following information is provided for each Nominee. As of August 16, 2000 the Nominees as a group, and the Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.

                                     Business Experience during the         Shares of the Portfolios
  Name and Position                  Past Five Years (including all          Beneficially Owned as
    with the Fund        Age         trusteeships and directorships)           August 16, 2000(1)         Percentage
    -------------        ---         ------------------------------            ------------------         ----------
Thomas Gallagher,        52          President, Genuine Parts Company                 [XXX]                  [XXX]
Trustee                              Wholesale Distribution, 1970- Present
                                     (acting President since 1990).
                                     Director, Diversified Manufacturer.
                                     Director, Apparel Manufacturer.
                                     Trustee, STI Classic Funds and STI
                                     Classic Variable Trust, May 2000
                                     - present.

F. Wendell Gooch,        68          Retired. President, Orange County                [XXX]                  [XXX]
Trustee                              Publishing Co., Inc., 1981-1997.
                                     Publisher of the Paoli News and Paoli
                                     Republican and Editor of the Paoli
                                     Republican, 1981-1997.  President, H&W
                                     Distribution, Inc., 1984-1997.  Trustee,
                                     SEI Family of Funds and The Capitol
                                     Mutual Funds. Trustee, STI Classic Funds
                                     and STI Classic Variable Trust, May 1992
                                     - present.

                                     Business Experience during the         Shares of the Portfolios
  Name and Position                  Past Five Years (including all          Beneficially Owned as
    with the Fund        Age         trusteeships and directorships)           August 16, 2000(1)         Percentage
    -------------        ---         ------------------------------            ------------------         ----------
Wilton Looney,           81          Director, Rollins, Inc. Director, RPC             [XXX]                  [XXX]
Trustee *                            Energy Services, Inc. Trustee, STI
                                     Classic Funds and STI Classic Variable
                                     Trust, May 1992 - present.


James O. Robbins,        58          President and CEO, Cox Communications,            [XXX]                  [XXX]
Trustee                              Inc., 1983-present.  Director, Data
                                     Warehousing.  Director, Communication
                                     Services. Trustee, STI Classic Funds and
                                     STI Classic Variable Trust, May 2000 -
                                     present.

Jonathan T. Walton,      70          Trustee, W.K. Kellogg Trust. Trustee,             [XXX]                  [XXX]
Trustee                              STI Classic Funds and STI Classic
                                     Variable Trust, February 1998 - present.

________________________
  * Denotes an individual who may be deemed an "interested person" as defined in the 1940 Act.

  (1)  Each Nominee has provided this information.

Compensation of Trustees

       Each Trustee who is not an officer, employee or director of the Trusts' Adviser or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust for which he or she serves. Payment of such fees and expenses is allocated among each Trust. For the fiscal year ended March 31, 2000, Trustees' fees attributable to the STI Classic Funds totaled [$XXXX]. For the fiscal year ended December 31, 1999, Trustees' fees attributable to the STI Classic Variable Trust totaled [$XXXX]. Neither the officers of STI Classic Funds nor the officers of STI Classic Variable Trust receive any direct remuneration from their respective Trust.

       The aggregate compensation payable by the Trusts to each of the Trustees serving during their respective fiscal years is set forth in the compensation table below. The total compensation payable to such Trustees during their respective fiscal years is also set forth in the compensation table below.

                              COMPENSATION TABLE
                    STI Classic Funds (as of May 31, 2000)

                                   Aggregate         Pension or Retirement                              Total Compensation
                             Compensation Payable          Benefits             Estimated Annual       from the Fund complex
                                    from the            Accrued as Part           Benefits Upon               Payable
 Name and Position                   Trust             of  Fund Expenses           Retirement               to Trustee
 -----------------                   -----             -----------------           ----------               ----------
Thomas Gallagher,                  $24,000                    N/A                      N/A              $24,000 for service on
Trustee**                                                                                               two boards

F. Wendell Gooch,                  $24,000                    N/A                      N/A              $25,500 for service on
Trustee                                                                                                 two boards

Wilton Looney,                     $26,000                    N/A                      N/A              $26,000 for service on
Trustee*                                                                                                two boards

                                   Aggregate         Pension or Retirement                              Total Compensation
                             Compensation Payable          Benefits             Estimated Annual       from the Fund complex
                                    from the            Accrued as Part           Benefits Upon               Payable
 Name and Position                   Trust             of  Fund Expenses           Retirement               to Trustee
 -----------------                   -----             -----------------           ----------               ----------
James O. Robbins,                   $24,000                   N/A                      N/A              $24,000 for service on
Trustee**                                                                                               two boards

Jonathan T. Walton,                 $24,000                   N/A                      N/A              $25,500 for service on
Trustee                                                                                                 two boards

William H. Cammack,                 $     0                   N/A                      N/A              $0 for service on two
Trustee #                                                                                               boards

T. Gordy Germany,                   $24,000                   N/A                      N/A              $25,500 for service on
Trustee ##                                                                                              two boards

Daniel S. Goodrum,                  $18,000                   N/A                      N/A              $22,500 for service on
Trustee ##                                                                                              two boards

Champney A. McNair,                 $24,000                   N/A                      N/A              $24,000 for service on
Trustee ##                                                                                              two boards

Bernard F. Sliger,                  $24,000                   N/A                      N/A              $25,500 for service on
Trustee ##                                                                                              two boards


             STI Classic Variable Trust (as of December 31, 1999)

                                   Aggregate         Pension or Retirement                              Total Compensation
                             Compensation Payable          Benefits             Estimated Annual       from the Fund Complex
                                    from the            Accrued as Part           Benefits Upon               Payable
 Name and Position                   Trust             of  Fund Expenses           Retirement               to Trustee
 -----------------                   -----             -----------------           ----------               ----------
Thomas Gallagher,                   $     0                   N/A                      N/A              $24,000 for service on
Trustee**                                                                                               two boards

F. Wendell Gooch,                   $ 1,500                   N/A                      N/A              $25,500 for service on
Trustee                                                                                                 two boards

Wilton Looney,                      $     0                   N/A                      N/A              $26,000 for service on
Trustee*                                                                                                two boards

James O. Robbins,                   $     0                   N/A                      N/A              $24,000 for service on
Trustee**                                                                                               two boards

Jonathan T. Walton,                 $ 1,500                   N/A                      N/A              $25,500 for service on
Trustee                                                                                                 two boards

William H. Cammack,                 $     0                   N/A                      N/A              $0 for service on two
Trustee +                                                                                               boards

T. Gordy Germany,                   $ 1,500                   N/A                      N/A              $25,500 for service on
Trustee ++                                                                                              two boards

Daniel S. Goodrum,                  $ 4,500                   N/A                      N/A              $22,500 for service on
Trustee ++                                                                                              two boards

                                   Aggregate         Pension or Retirement                              Total Compensation
                             Compensation Payable          Benefits             Estimated Annual       from the Fund Complex
                                    from the            Accrued as Part           Benefits Upon               Payable
 Name and Position                   Trust             of  Fund Expenses           Retirement               to Trustee
 -----------------                   -----             -----------------           ----------               ----------
Champney A. McNair,                $     0                    N/A                      N/A              $24,000 for service on
Trustee ++                                                                                              two boards

Bernard F. Sliger,                 $ 1,500                    N/A                      N/A              $25,500 for service on
Trustee ++                                                                                              two boards

---------------------
* Denotes a Trustee who may be deemed an "interested person" as defined in the 1940 Act.
** Messrs. Robbins and Gallagher were appointed as Trustees on May 16, 2000. Therefore, they did not serve on the Board of the STI Classic Variable Trust during the most recent fiscal year and did not serve on the Board of the STI Classic Funds for a full year during its most recent fiscal year.
+    Mr. Cammack resigned from each Board on May 16, 2000.
++   Denotes Trustees who will be retiring effective November 18, 2000.

Meetings and Committees of the Boards of Trustees

     There were four regular meetings of the Boards of Trustees held during the fiscal year most recently completed.

     Each Board of Trustees has an Audit Committee. With respect to each Trust, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Audit Committee during the fiscal year most recently ended were Dr. Sliger and Messrs. Germany, Gooch and Walton, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Gooch was Chairman of the Audit Committee during the fiscal year most recently ended. If elected, Messrs. Gooch, Walton, Gallagher and Robbins will become members of each Audit Committee. The STI Classic Funds' Audit Committee met three times during its fiscal year most recently completed, ending May 31, 2000, and the STI Classic Variable Trust's Audit Committee met two times during its fiscal year, most recently completed, ending December 31, 1999.

     Each Board of Trustees has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for and policies of the Board of Trustees. The members of each Trust's Nominating Committee for the fiscal year most recently ended were Dr. Sliger and Messrs. Germany and Gooch (Chairman), each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, [Messrs. __________, ______________ and Gooch] will become members of each Nominating Committee. The Nominating Committees met once during the fiscal year most recently ended.

Board Approval of the Election of Trustees

     At the meeting of the Boards of Trustees held on August 15, 2000, the Boards of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees for Trustee named herein. In voting to approve a Special Shareholder Meeting to elect the Nominees as Trustees of the Trusts, the Boards of Trustees considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Trustees

     The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and consider alternative nominations.

THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL NOMINEES.

PROPOSAL 2:    TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE OR REVISE
               CERTAIN FUNDAMENTAL INVESTMENT POLICIES FOR EACH TRUST.

     The 1940 Act requires an investment company to have certain specified investment policies which can be changed only by shareholder vote. Those policies are often referred to as "fundamental" investment policies. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent, as far as possible, the fundamental policies of the Trusts.

     This Proposal seeks to revise or eliminate those fundamental policies which no longer reflect regulatory or industry requirements. This Proposal further seeks to amend the Trusts' current fundamental policies in the interest of clarity and uniformity, resulting in standardized fundamental investment policies, but, in many cases, with no material changes to the policies themselves. Accordingly, the Trusts' Boards of Trustees have approved the proposed policies and unanimously recommend the approval of the proposed elimination or revision of certain of the Funds' fundamental investment policies as discussed below.

     It is NOT anticipated that any of the sub-proposals will substantially affect the way the Funds are currently managed. However, certain Funds may begin to engage in securities lending. Set forth below, as a sub-section of this Proposal, is a detailed description of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the Proxy Card enclosed with this Joint Proxy Statement. Although the elimination or revision of a fundamental policy is not likely to have a significant impact on the current investment techniques employed by the Funds, it will contribute to the overall objective of standardization.

     A listing of the proposed fundamental investment policies to be adopted by each Trust are set forth in Exhibit A. A listing of the current fundamental investment policies of each Trust are set forth in Exhibit B. Policies apply to all Funds unless otherwise indicated.

PROPOSAL 2.1:  TO REVISE THE FUNDAMENTAL POLICIES CONCERNING
               DIVERSIFICATION.

     Each Fund is a "diversified" fund under the 1940 Act. This means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in a single issuer or purchase more than 10% of the voting securities of any one issuer. This restriction does not apply to U.S. government securities or securities of other investment companies.

     The Trusts currently have two policies regarding diversification. The first policy prevents a Fund (except the Life Vision Funds) from purchasing more than 10% of the voting securities of a single issuer. The second policy, applicable to all Funds, prohibits the investment of more than 5% of a Fund's assets in a single issuer, with regard to 75% of the Fund's total assets. As described above, the 5% and 10% limitations only apply to 75% of a "diversified" funds total assets. Therefore, the first policy, as currently written, is more restrictive than required under the 1940 Act in its application to 100% of the Fund's assets.

     In the interest of flexibility and uniformity, it is proposed that a single policy containing only those requirements applicable to a diversified fund under the 1940 Act apply to all Funds.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

             1. Acquire more than 10% of the voting securities of any one issuer.

             2. Purchase the securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law.

No Life Vision Fund may:

     Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 5% of the total assets of a Life Vision Fund would be invested in the securities of such issuer; provided, however, that a Life Vision Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law.

Proposed Text:
-------------

No Fund may:

     With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

PROPOSAL 2.2:  TO ELIMINATE THE POLICIES CONCERNING INVESTING FOR
               CONTROL.

     Under the Trusts' current investment policies, no Fund (except the Life Vision Funds) may invest in a company for the purpose of exercising control. This policy is overly restrictive and is not required under the 1940 Act. These policies were adopted in response to requirements of certain state regulations that no longer apply to the Funds with the passage of the National Securities Market Improvement Act of 1996 which preempted state law. While the Funds have no present intention of investing in any companies for the purpose of exercising control, the Trustees do not believe such a policy is necessary. Shareholders are being asked to approve the elimination of this policy.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Invest in companies for the purpose of exercising control.

PROPOSAL 2.3:  TO AMEND THE FUNDAMENTAL INVESTMENT POLICY
               CONCERNING BORROWING.

     The 1940 Act requires borrowings to have 300% asset coverage. Under the proposed policy which is substantially the same as the borrowing policy for the STI Classic Life Vision Funds, the Funds will be able to borrow up to the 1940
Act limit.   The Funds will no longer be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new policy would not prohibit the Funds from borrowing for leveraging purposes, although the Funds currently have no intention of borrowing for such purposes. If the Funds were to borrow money for the purposes of leverage, its net assets would tend to increase or decrease at a greater rate with market changes than if leverage were not used.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes.
All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

Life Vision Funds Current Text:
------------------------------

No Fund may:

     Borrow money, except that a Life Vision Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Life Vision Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Life Vision Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

Proposed Text:
-------------

No Fund may:

     Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

PROPOSAL 2.4:  TO ELIMINATE THE FUNDAMENTAL POLICIES CONCERNING THE
               PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS.

     Under the Trusts' current investment policies, no Fund (except the Life Vision Funds) may pledge, mortgage or hypothecate assets except to secure temporary borrowings, in aggregate amounts exceeding 10% of the Fund's total assets, taken at the time of the loan, except as permitted with respect to securities lending. This policy is overly restrictive and is not required under the 1940 Act. Shareholders are being asked to approve the elimination of this policy. Appropriate safeguards regarding borrowings are subsumed in the single proposed policy described above in Proposal 2.3.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

PROPOSAL 2.5:    TO AMEND THE FUNDAMENTAL POLICIES CONCERNING
                 SECURITIES LENDING.

     Under the Trusts' current investment policies, only certain Funds are permitted to engage in securities lending. Under the proposed policy, all Funds may engage in securities lending as permitted under the 1940 Act, and as described in the appropriate prospectuses and statements of additional information. In the interest of uniformity and flexibility, the shareholders are being asked to approve this proposed policy, applicable to all Funds.

Current Text:
------------

No STI Classic Funds may:

     Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Bond Funds, Balanced Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, Limited-Term Federal Mortgage Securities Fund, U.S. Government Securities Fund, Small Cap Value Equity Fund and Value Income Stock Fund may engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

No STI Classic Variable Trust Funds may:

     Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the Investment Grade Bond Fund, Growth and Income Fund, Quality Growth Stock Fund, and Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

No Life Vision Funds may:

     Lend any security or make any other loan, except as permitted by the 1940 Act.

Proposed Text:
-------------

No Fund may:

     Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

PROPOSAL 2.6:    TO ELIMINATE THE FUNDAMENTAL POLICIES CONCERNING
                 INVESTMENT IN OTHER INVESTMENT COMPANIES.

     The Trusts' current fundamental investment policies concerning investment in other investment companies prohibits such investments, except for money market funds and collateralized mortgage obligations and REMICs deemed to be investment companies.

     The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act. Under the 1940 Act, each Fund, other than the Life Vision Funds, is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     These restrictions will remain applicable to the Funds whether or not they are recited in a fundamental policy. As a result, elimination of the current policy is not expected to have any impact on the Funds' investment practices, except to the extent that regulatory requirements may change in the future. Shareholders are being asked to approve the elimination of this policy.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the Mid-Cap Equity, Balanced, Georgia Tax-Exempt Bond, Florida Tax-Exempt Bond, U.S. Government Securities, Limited-Term Federal Mortgage Securities, International Equity Index, International Equity, and Small Cap Value Equity Funds' purchases of investment company shares are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

PROPOSAL 2.7:    TO ELIMINATE THE FUNDAMENTAL POLICIES CONCERNING
                 SHORT SALES.

     The Trusts' current fundamental investment policies prevents the Funds from making short sales, maintaining a short position or purchasing securities on margin, except to obtain short-term credits necessary for the clearance of securities transactions. These policies were adopted in response to certain state regulations and are no longer applicable with the passage of the National Securities Market Improvement Act of 1996 which preempted state law. Such a restriction is not required under the 1940 Act. The Funds' Investment Adviser recognizes short sales may not be appropriate for all of the Funds, and if this Proposal is approved, will determine the appropriateness of short sales on a Fund-by-Fund basis. Appropriate disclosure of this practice will also be included in such Fund's prospectus and/or statement of additional information. Shareholders are being asked to approve the elimination of this policy.

Current Text:
------------

No Fund may:

     Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

PROPOSALS 2.8 through 2.11:  OTHER POLICIES - INVESTMENT IN REAL ESTATE,
                             UNDERWRITING OF SECURITIES, PURCHASE OF
                             COMMODITIES AND CONCENTRATION.

     Each of the other proposed fundamental policies regarding investment in real estate (Proposal 2.8), underwriting of securities (Proposal 2.9), purchase of commodities (Proposal 2.10), and concentration (Proposal 2.11) are not materially different from the current comparable policy of each Fund, except that these policies have been clarified or reworded. Shareholders are being asked to approve the revised policies. In the case of Proposals 2.8 and 2.10, two policies that currently apply to the Life Vision Funds are proposed to replace a single policy applicable to the other Funds in each Trust.

PROPOSAL 2.8:   INVESTMENT IN REAL ESTATE.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

Life Vision Funds Current Text: Same as proposed.
------------------------------

Proposed Text:
-------------

No Fund may:

     Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

PROPOSAL 2.9:   UNDERWRITING OF SECURITIES.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

Life Vision Funds Current Text:
------------------------------

No Fund may:

     Underwrite securities issued by others, except to the extent that the Life Vision Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities.

Proposed Text:
-------------

No Fund may:

     Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

PROPOSAL 2.10:  PURCHASE OF COMMODITIES.

Current Text:
------------

No Fund (except the Life Vision Funds) may:

     Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

Life Vision Funds Current Text:  Same as proposed.
------------------------------

Proposed Text:
-------------

No Fund may:

     Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

PROPOSAL 2.11:  CONCENTRATION.

Current Text:
------------

No Fund (except Life Vision Funds) may:

     Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the money market funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

Life Vision Funds Current Text:
------------------------------

No Fund may:

     Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Life Vision Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Life Vision Fund may not invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

Proposed Text:
-------------

No Fund may:

     Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

     No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies. (STI Classic Funds Only).

Shareholder Approval of the Fundamental Investment Policies

The approval of the proposed fundamental investment policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities. If you return your proxy but give no voting instructions, your shares will be voted FOR all the policy changes described herein. If the shareholders of any Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect.

        THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE TO APPROVE THE
                               AMENDED POLICIES.


ADDITIONAL INFORMATION

Trustees and Executive Officers

     Information about the Trusts' current Trustees and principal executive officers is set forth below. Each officer of the Trusts will hold such office until the Boards of Trustees have elected a successor.

                                                                          Shares of the
                                                                            Portfolios
    Name and                      Business Experience during the         Beneficially Owned
    Position                      Past Five Years (including all              as of
 With the Trust     Age           Trusteeships or Directorships)           Aug. 16, 2000**        Percentage
 --------------     ---           ------------------------------           ---------------        ----------
Thomas Gallagher,   52            President, Genuine Parts Company              [XXX]                [XXX]
Trustee                           Wholesale Distribution.  Director,
                                  Diversified Manufacturer.  Director,
                                  Apparel Manufacturer. Trustee, STI
                                  Classic Funds and STI Classic Variable
                                  Trust, May 2000 - present.

F. Wendell Gooch,   68            Retired, President, Orange County             [XXX]                [XXX]
Trustee                           Publishing Co., Inc., 1981-1997.
                                  Publisher of the Paoli News and Paoli
                                  Republican and Editor of the Paoli
                                  Republican, 1981-1997. President, H&W
                                  Distribution, Inc., 1984-1997.  Current
                                  Trustee on the Board of Trustees for the
                                  SEI Family of

                                                                          Shares of the
                                                                            Portfolios
    Name and                      Business Experience during the         Beneficially Owned
    Position                      Past Five Years (including all              as of
 With the Trust     Age           Trusteeships or Directorships)           Aug. 16, 2000**        Percentage
 --------------     ---           ------------------------------           ---------------        ----------
                                  Funds and The Capitol Mutual Funds.
                                  Trustee, STI Classic Funds and STI
                                  Classic Variable Trust, May 1992
                                  - present.

Wilton Looney,      81            Director, Rolling, Inc.. Director, RPC         [XXX]                [XXX]
Trustee*                          Energy Services, Inc. Trustee, STI
                                  Classic Funds and STI Classic Variable
                                  Trust, May 1992 - present.

James O.  Robbins,  58            President and CEO, Cox Communications,         [XXX]                [XXX]
Trustee                           Inc.  Director, Data Warehousing.
                                  Director, Communications Services.
                                  Trustee, STI Classic Funds and STI
                                  Classic Variable Trust, May 2000 -
                                  present.

Jonathan T.         70            Trustee, W.K. Kellogg Trust. Trustee,          [XXX]                [XXX]
Walton, Trustee                   STI Classic Funds and STI Classic
                                  Variable Trust, February 1998 - present.

Daniel S.           74            Chairman, Audit Committee and Director,        [XXX]                [XXX]
Goodrum,                          Holy Cross Hospital. Executive Committee
Trustee*                          Member and Director. Honda Classic
                                  Foundation, Director, Broward Community
                                  College Foundation. Trustee, STI Classic
                                  Funds and STI Classic Variable Trust,
                                  May 1992 - present.

Champney A.         74            Director and Chairman of Investment            [XXX]                [XXX]
McNair,                           Committee and member of Executive
Trustee*                          Committee, Cotton States Life and Health
                                  Insurance Company. Director and Chairman
                                  of Investment Committee and member of
                                  Executive Committee, Cotton States
                                  Mutual Insurance Company. Chairman,
                                  Trust Company of Georgia Advisory
                                  Council. Trustee, STI Classic Funds and
                                  STI Classic Variable Trust, May 1992 -
                                  present.

T. Gordy Germany,   75            Director, Norrell Corporation and Mercy        [XXX]                [XXX]
Trustee                           Health Services, the latter being the
                                  holding company of St. Joseph's
                                  Hospitals. Trustee, STI Classic Funds
                                  and STI Classic Variable Trust, May 1992
                                  - present.

Dr. Barnard F.      75            Director, Stravros Center for Economic         [XXX]                [XXX]
Sliger,                           Education, Florida State University,
Trustee                           1991-Present. Trustee, STI Classic Funds
                                  and STI Classic Variable Trust, May 1992
                                  - present.

Mark Nagle,         41            Vice President and Controller, Funds           [XXX]                [XXX]
President                         Accounting, 1996 - present.  Vice
                                  President of the Administrator and
                                  Distributor, 1996 - present. Vice
                                  President of the Distributor, 1997 -
                                  present. Senior Vice President and Site
                                  Manager, Fidelity Investments, 1981 -

                                                                                       Shares of the
                                                                                        Portfolios
    Name and                      Business Experience during the                     Beneficially Owned
    Position                      Past Five Years (including all                           as of
 With the Trust         Age       Trusteeships or Directorships)                       Aug. 16, 2000**        Percentage
 --------------         ---       ------------------------------                       ---------------        ----------
                                  September 1995.

Timothy D. Barto,       32        SEI Investments, October 1999 - present.                    [XXX]              [XXX]
Vice President                    Vice President and Assistant Secretary
and Assistant                     of the Administrator and Distributor,
Secretary                         1999 - present.  Associate, Dechert
                                  Price & Rhoads (law firm) 1997-1999.
                                  Associate, Richter, Miller & Finn (law
                                  firm) 1994-1997.

James R. Foggo,         36        Vice President and Assistant Secretary                      [XXX]              [XXX]
Vice President                    of SEI Investments, 1998 - present.
and Assistant                     Vice President and Assistant Secretary
Secretary                         of the Administrator and the
                                  Distributor, 1999 - present. Associate,
                                  Paul Weiss, Rifkind, Wharton & Garrison
                                  (law firm), 1998.  Associate, Baker &
                                  McKenzie (law firm), 1995-1998.
                                  Associate, Battle Fowler L.L.P. (law
                                  firm), 1993-1995.


Lydia Gavalis,          36        Vice President and Assistant Secretary                      [XXX]              [XXX]
Vice President                    of the Administrator and the Distributor,
and Assistant                     1998 - present.  Assistant General Counsel
Secretary                         and Director of Arbitration, Philadelphia
                                  Stock Exchange, 1989-1998.

Jennifer E.             31        Director, SEI Funds Accounting since November               [XXX]              [XXX]
Spratley,                         1999.  Audit Manager at Ernst & Young LLP,
Treasurer & Chief                 1991-1999.
Financial Officer

Christine M.            39        SEI Investments, November 1999. Vice President              [XXX]              [XXX]
McCullogh,                        and Assistant Secretary of the Administrator and
Vice President,                   Distributor, December 1999 - present. Associate,
Assistant Secretary               White and Williams, LLP, 1991-1999.

Richard W. Grant,       55        Partner, Morgan, Lewis & Bockius LLP (law firm);            [XXX]              [XXX]
Secretary                         Counsel to the Trusts, Administrator and
                                  Distributor, 1989 - present.

John H. Grady, Jr.,     39        Partner, Morgan, Lewis & Bockius LLP (law firm),            [XXX]              [XXX]
Assistant Secretary               1995 - present; Counsel to the Trusts,
                                  Administrator and Distributor, 1993 - present.

_______________________
* Denotes an individual who may be deemed to be an "interested person" as defined in the 1940 Act.
** As of August 16, 2000, the Trustees and officers of the Trust as a group ([XX] persons) beneficially owned an aggregate of less than 1% of the Portfolio.

Investment Adviser

     Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, GA 30303, acts as the Trusts' Investment Adviser. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc., a bank holding company.

Administrator

     SEI Investments Mutual Funds Services (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trusts' administrator. SEI Investments Mutual Funds Services is a wholly-owned subsidiary of SEI Investments Company, which is also located at the same address.

Distributor and Principal Underwriter

     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trusts' distributor. The Distributor is a wholly-owned subsidiary of SEI Investments Company.

Independent Public Accountants

     Arthur Anderson LLP serves as independent public accountants for the Trusts. Arthur Anderson LLP has informed the Trusts that it has no material direct or indirect financial interest in the Trusts. Representatives of Arthur Anderson LLP are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

Beneficial Owners

     As of the Record Date, the following persons beneficially owned 5% or more of the outstanding shares of each Fund, as described below:

Name and Address of Owner    Total Number of Shares  Percentage of Ownership
-------------------------    ----------------------  -----------------------

[To be provided]


Submission of Shareholder Proposals

     Each Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, have annual meetings.

     Nonetheless, the Boards of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of each Trust.

     Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the appropriate Trust for inclusion in a future proxy statement. The Boards of Trustees will give consideration to shareholder suggestions as to nominees for the Boards of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

     Each Trust will vote separately on Proposal #1. Approval of Proposal #1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting with respect to a Trust, provided that a majority of the shares of the Trust entitled to vote are present in person or by proxy at the Special Meeting. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and consider alternative nominations. The Trustees of each Trust recommend that the shareholders vote for each Nominee in Proposal #1.

     Each Fund will vote separately on Proposal #2. Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined below, of that Fund. If the shareholders of any Fund fail to approve any proposed fundamental policy,
the current such policy will remain in effect.   The Trustees of each Trust
recommend that the shareholders of each Fund vote in favor of each item in Proposal #2.

     The terms "majority of the outstanding voting securities" as defined in
Section 2(a)(42) of the 1940 Act, and as used in this Joint Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal but WILL BE counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trusts.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                              By Order of the Trustees,

                                              /s/ Mark E. Nagle
                                              Mark E. Nagle
                                              President

Dated:  September 20, 2000

                                                                       EXHIBIT A


                   PROPOSED FUNDAMENTAL INVESTMENT POLICIES

                               STI CLASSIC FUNDS
                          STI CLASSIC VARIABLE TRUST


No Fund (including Life Vision Funds) may:

1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

     5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies. (STI Classic Funds Only)

6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

                                                                       EXHIBIT B


                    CURRENT FUNDAMENTAL INVESTMENT POLICIES


STI CLASSIC FUNDS
-----------------

All Funds (except the Life Vision Funds) may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Bond Funds, Balanced Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, Limited-Term Federal Mortgage Securities Fund, U.S. Government Securities Fund, Small Cap Value Equity Fund and Value Income Stock Fund, may engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the Mid-Cap Equity, Balanced, Georgia Tax-Exempt Bond, Florida Tax-Exempt Bond, U.S. Government Securities, Limited-Term Federal Mortgage Securities, International Equity Index, International Equity, and Small Cap Value Equity Funds' purchases of investment company shares are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

12. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the Money Market Funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided to according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

Life Vision Funds
-----------------
A Life Vision Fund may not:

1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 5% of the total assets of a Life Vision Fund would be invested in the securities of such issuer; provided, however, that a Life Vision Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law.

2. Borrow money, except that a Life Vision Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Life Vision Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Life Vision Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

3. Underwrite securities issued by others, except to the extent that the Life Vision Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities;

4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC");

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Life Vision Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Life Vision Fund may not invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies;

6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Life Vision Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business);

7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; and

8.   Lend any security or make any other loan, except as permitted by the 1940
     Act.

STI CLASSIC VARIABLE TRUST
--------------------------

All Funds may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

     This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the Investment Grade Bond Fund, Growth and Income Fund, Quality Growth Stock Fund, and Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that the Investment Grade Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized obligations and REMICs). However, subject to its permitted investment spectrum, a Fund may purchase marketable securities issued by companies which own or invest in real estate, commodities or commodities contracts, and commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies unless as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the International Equity and Small Cap Value Equity Funds' purchases are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

                               STI CLASSIC FUNDS
                                2 Oliver Street
                          Boston, Massachusetts  02109


Balanced Fund                        International Equity Index Fund         Small Cap Growth Stock Fund
Capital Appreciation Fund            Investment Grade Bond Fund              Small Cap Value Equity Fund
Classic Institutional Cash           Investment Grade Tax-Exempt Bond Fund   Tax-Exempt Money Market Fund
Management Money Market Fund         Life Vision Aggressive Growth Fund      Tax Sensitive Growth Stock Fund
Classic Institutional U.S.           Life Vision Growth and Income Fund      U.S. Government Securities Fund
Government Securities Money          Life Vision Moderate Growth Fund        U.S. Government Securities Money
Market Fund                          Limited-Term Federal Mortgage           Market Fund
Classic Institutional U.S. Treasury  Securities Fund                         U.S. Treasury Money Market Fund
Securities Money Market Fund         Maryland Municipal Bond Fund            Value Income Stock Fund
Core Equity Fund                     Mid-Cap Equity Fund                     Virginia Intermediate Municipal
E-Commerce Opportunity Fund          Prime Quality Money Market Fund         Bond Fund
Florida Tax-Exempt Bond Fund         Short-Term Bond Fund                    Virginia Municipal Bond Fund
Georgia Tax-Exempt Bond Fund         Short-Term U.S. Treasury Securities     Virginia Tax-Free Money Market
Growth and Income Fund               Fund                                    Fund
High Income Fund
International Equity Fund



                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               October 27, 2000

  THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE STI CLASSIC FUNDS .

     The undersigned Shareholder(s) of the STI Classic Funds (the "Trust") hereby appoint(s) Timothy Barto, Todd Cipperman and James Foggo, each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, October 27, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To Vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
                   -----------------
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call the toll-free number on the Proxy Statement.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals.

     Please date, sign and return promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.
-----------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

STI CLASSIC FUNDS
-----------------

Election of Trustees
1.   Proposal to elect Trustees.  The nominees for Trustees are:

(1) Thomas Gallagher    For All   With-  For All
(2) James O. Robbins    Nominees  hold   Except
(3) F. Wendell Gooch    [ ]       [ ]    [ ]
(4) Wilton Looney
(5) Jonathan T. Walton

     To withhold authority to vote, mark "For all Except" and write the nominees' number on the line below.
________________________________________________________________________________

Approval of Fundamental Investment Policies

2.   Elimination or Revision of certain fundamental investment policies.

               For       Against    Abstain
               [ ]         [ ]       [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment policies, but to approve the others, place an "X" in the box at the left AND indicate the number(s) (as set forth in the Proxy Statement) of the investment policies you do not want to change on this line:

________________________________________________________________________________

Vote On Proposal

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________2000

______________________________________    ______________________________________
Signature                                 Signature

                           STI CLASSIC VARIABLE TRUST
                                2 Oliver Street
                          Boston, Massachusetts 02109

Capital Appreciation Fund  Investment Grade Bond Fund  Small Cap Value Equity
Growth and Income Fund     Mid-Cap Equity Fund         Fund
International Equity Fund  Quality Growth Stock Fund   Value Income Stock Fund


                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               October 27, 2000

     THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE STI CLASSIC VARIABLE TRUST.

     The undersigned Shareholder(s) of the STI Classic Variable Trust (the "Trust") hereby appoint(s) Timothy Barto, Todd Cipperman and James Foggo, each with full power of substitution, the proxy or proxies to attend the Special Meeting of Shareholders (the "Special Meeting") of Trust to be held on Friday, October 27, 2000, and any adjournments thereof, to vote all of the shares of the Trusts that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To Vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
                   -----------------
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call the toll-free number on the Proxy Statement.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals.

     Please date, sign and return promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.
-----------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

STI CLASSIC VARIABLE TRUST
--------------------------

Election of Trustees

1.   Proposal to elect new Boards of Trustees. The nominees for Trustees are:

(1) Thomas Gallagher       For All     With-      For All
(2) James O. Robbins       Nominees    hold       Except
(3) F. Wendell Gooch         [ ]       [ ]         [ ]
(4) Wilton Looney
(5) Jonathan T. Walton

     To withhold authority to vote,mark "For all Except" and write the nominees' number on the line below.
--------------------------------------------------------------------------------

Approval of Fundamental Investment Policies

2.   Elimination or revision of certain fundamental investment policies.

          For       Against     Abstain
          [ ]         [ ]         [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment policies, but to approve the others, place an "X" in the box at the left AND indicate the number(s) (as set forth in the Joint Proxy Statement) of the investment policies you do not want to change on this line:

_______________________________________________________________________________

Vote On Proposal

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: ____________, 2000

____________________________________    ________________________________________
Signature                               Signature